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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (date of earliest event reported): November 19, 2007
                                                         -----------------

                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                  0-26396                65-0538630
      ----------------------   ----------------------   ----------------------
  (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)            File Number)          Identification No.)


                8685 Northwest 53rd Terrace, Miami, Florida 33166
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



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Item 5.03 Amendments to Bylaws

     On November 19, 2007, the Board of Directors (the "Board") of Benihana Inc. (the "Company") approved the amendment of the Company's Bylaws. The Bylaws have been amended to revise four sections.

     The first Bylaw amendment amends Section 2 of Article II to specify that the Company will make available its stockholder list at the Company's principal place of business in connection with a stockholder meeting.

     The second Bylaw amendment revises Section 3 of Article II in order to simplify the Company's quorum requirements to reflect the applicable standards under the Delaware General Corporation Law and to empower the chairman at a meeting of stockholders to adjourn the meeting if a quorum is not present. As revised, the bylaw provides that with respect to any proposal, a quorum is present at a meeting of the Company's stockholders if one-third of the voting power entitled to vote on such proposal is present in person or by proxy.

     The third and fourth Bylaw amendments revise Sections 1 and 3 of Article V of the Bylaws to permit the Company to issue uncertificated shares which enables the Company to participate in the Depository Trust Company's Direct Registration System ("DRS"). DRS is a method of recording registered share ownership in "book entry" form without the need for physical paper certificates. NASDAQ requires that all of its listed issuers be eligible to participate in the DRS by January 1, 2008. By permitting the Company to issue uncertificated securities, the Company is now eligible to participate in DRS.

     The description of the amendments to the Company's Bylaws provided above is qualified in its entirety by reference to the amended sections of the Bylaws of the Company, a copy of which are filed as Exhibit 3.2 to this Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this current report on Form 8-K.

Exhibit No.     Description
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3.2             Bylaws of Benihana, Inc. (amended as of November 19, 2007)



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BENIHANA INC.


Dated:  November 21, 2007           By:  /s/ Joel A. Schwartz
                                         ---------------------------------------
                                         Joel A. Schwartz
                                         Chief Executive Officer